                                                                   EXHIBIT 10.40


                                                             Contract #: 800239R

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS

         This Service Agreement, made and entered into this 23rd day of February 1998, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and UGI UTILITIES, INC. (herein called "Customer", whether one or more),

                                   WITNESSETH:

         WHEREAS, Customer and Pipeline are parties to an executed service agreement dated December 8, 1995, under Pipeline's Rate Schedule CDS (Pipeline's Contract No. 800239); and

         WHEREAS, Pipeline and Customer desire to enter into this Service Agreement to supersede Pipeline's currently effective Contract No. 800239;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I

                               SCOPE OF AGREEMENT

         Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule CDS, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Sections 2.3 and 2.4 of Pipeline's Rate Schedule CDS, Pipeline shall deliver to those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), for Customer's account, as requested for any day, natural gas quantities up to Customer's MDQ. Customer's MDQ is as follows:

              Maximum Daily Quantity (MDQ)       25,000 dth

         Subject to variances as may be permitted by Sections 2.4 of Rate Schedule CDS or the General Terms and Conditions, Customer shall deliver to Pipeline and Pipeline shall receive, for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) daily quantities of gas equal to the daily quantities delivered to Customer pursuant to this Service Agreement up to Customer's MDQ, plus Applicable Shrinkage as specified in the General Terms and Conditions.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)


         Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt obligation (MDRO) , plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the MDQ.

         In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule CDS and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                                   ARTICLE II

                                TERM OF AGREEMENT

         The term of this Service Agreement shall commence on the first day of the first month after Customer fully executes this Service Agreement and shall continue in force and effect until October 31, 2002 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon two (2) years prior written notice to the other specifying a termination date of October 31, 2002 or any October 31 thereafter. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

         THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)


         Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                   ARTICLE III

                                  RATE SCHEDULE

         This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule CDS and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

         Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule CDS as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

         Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule CDS, (b) Pipeline's Rate Schedule CDS pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule CDS. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

         The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity, for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

         Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)


                                    ARTICLE V

                                     QUALITY

         All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in
Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                                   ARTICLE VI

                                    ADDRESSES

         Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

         (a) Pipeline:   TEXAS EASTERN TRANSMISSION CORPORATION
                         5400 Westheimer Court
                         Houston, TX 77056-5310

         (b) Customer:   UGI UTILITIES, INC.
                         100 Kachel Blvd.
                         P.O. Box 12677
                         Reading, PA 19612-2677

or such other address as either party shall designate by formal written notice.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)


                                   ARTICLE VII

                                   ASSIGNMENTS

         Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section
3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                                  ARTICLE VIII

                                 INTERPRETATION

         The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

         This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                   ARTICLE IX

                        CANCELLATION OF PRIOR CONTRACT(S)

         This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

service agreement dated December 8, 1995, between Pipeline and Customer under Pipeline's Rate Schedule CDS (Pipeline's Contract No. 800239).

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)



         IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed, by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                  TEXAS EASTERN TRANSMISSION CORPORATION


                                  By:
                                      -----------------------------------------


ATTEST:



------------------------
Name:
Title:

                                  UGI UTILITIES, INC.


                                  By:
                                      -----------------------------------------
                                       Robert J. Chaney
                                       Executive Vice President

ATTEST:



------------------------
Brendan P. Bovaird
Secretary

                                                             Contract #: 800239R

                         EXHIBIT A, TRANSPORTATION PATHS
                       FOR BILLING PURPOSES, DATED 2/23/99
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
           BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline")
              AND UGI UTILITIES, INC. ("Customer"), DATED 2/23/99:

(1)      Customer's firm Point(s) of Receipt:

                                     Maximum Daily
 Point                            Receipt Obligation
  of                               (plus Applicable          Measurement
Receipt     Description              Shrinkage) dth        Responsibilities     Owner         Operator*
-------     -----------              --------------        ----------------     -----         ---------

70011       COLUMBIA GAS                   0               TX EAST              TX EAST       COLUMBIA
            - EAGLE, PA,                                   TRAN                 TRAN          GAS
            CHESTER CO., PA

75577       COLUMBIA GAS-                  0               TX EAST              TX EAST       COLUMBIA
            PENNSBURG, PA                                  TRAN                 TRAN          GAS
            BUCKS CO., PA

                                                              *-Confirming Party

(2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure Obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                             Transportation
            Transportation Path           Path Quantity (Dth/D)
            -------------------           ---------------------

            M1 to M3                              25,000


SIGNED FOR IDENTIFICATION

PIPELINE:
         -----------------------------------

CUSTOMER:
           ---------------------------------

SUPERSEDES EXHIBIT A DATED:
                             ---------------

                                                             Contract #: 800239R

                 EXHIBIT B, POINT(S) OF DELIVERY, DATED 2/23/99
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                        UGI UTILITIES, INC. ("Customer"),
                                 DATED 2/23/99:

                                                Maximum Daily      Delivery
    Point of                                    Delivery           Pressure          Measurement
    Delivery        Description                 Obligation (dth)   Obligation        Responsibilities   Owner          Operator*
    --------        -----------                 ----------------   ----------        ----------------   -----          ---------

1.  70069      UGI UTILITIES - COLUMBIA, PA          5,190         AS PROVIDED       TX EAST TRAN       TX EAST TRAN   UGI UTILITIES
               LANCASTER CO., PA                                   IN SECTION 6
                                                                   OF THE
                                                                   GENERAL TERMS
                                                                   AND
                                                                   CONDITIONS OF
                                                                   PIPELINE'S
                                                                   FERC GAS
                                                                   TARIFF


2.  70070      UGI UTILITIES - LANCASTER, PA         25,000        AS PROVIDED       TX EAST TRAN       TX EAST TRAN   UGI UTILITIES
               LANCASTER CO., PA                                   IN SECTION 6
                                                                   OF THE
                                                                   GENERAL TERMS
                                                                   AND
                                                                   CONDITIONS OF
                                                                   PIPELINE'S
                                                                   FERC GAS
                                                                   TARIFF

3.  71528      UGI UTILITIES - LANCASTER, PA         7,200         300 POUNDS        TX EAST TRAN       TX EAST TRAN   UGI UTILITIES
               LANCASTER CO., PA                                   PER SQUARE
                                                                   INCH GAUGE

4.  70519      UGI UTILITIES - DAUPHIN CO.,          25,000        400 POUNDS        TX EAST TRAN       TX EAST TRAN   UGI UTILITIES
               PA   DAUPHIN CO., PA                                PER SQUARE
                                                                   INCH GAUGE

5.  70321      UGI UTILITIES - LEBANON, PA           17,000        400 POUNDS        TX EAST TRAN       TX EAST TRAN   UGI UTILITIES
               LEBANON CO., PA                                     PER SQUARE
                                                                   INCH GAUGE

6.  70486      UGI UTILITIES - WOMELSDORF, PA        6,500         400 POUNDS        TX EAST TRAN       TX EAST TRAN   UGI UTILITIES
               BERKS CO., PA                                       PER SQUARE
                                                                   INCH GAUGE

                                                             Contract #: 800239R

                               UGI UTILITIES, INC.


                                                Maximum Daily       Delivery
    Point of                                        Delivery        Pressure          Measurement
    Delivery        Description                 Obligation (dth)   Obligation        Responsibilities   Owner          Operator*
    --------        -----------                 ----------------   ----------        ----------------   -----          ---------

7.  70322      UGI UTILITIES - READING, PA           25,000        400 POUNDS        TX EAST TRAN       TX EAST TRAN   UGI UTILITIES
               BERKS CO., PA                                       PER SQUARE
                                                                   INCH GAUGE

8.  72571      COLUMBIA GAS - BALLY, PA              5,190         400 POUNDS        TX EAST TRAN       COLUMBIA GAS   UGI UTILITIES
               BERKS CO., PA                                       PER SQUARE
                                                                   INCH GAUGE

9.  71461      COLUMBIA GAS - RICH HILL, PA          5,190         SUCH PRESSURE     TX EAST TRAN       COLUMBIA GAS   UGI UTILITIES
               BUCKS CO., PA                                       AS MAY BE
                                                                   AVAILABLE BY
                                                                   PIPELINE AT
                                                                   THE POINT OF
                                                                   DELIVERY

10. 70011      COLUMBIA GAS - EAGLE, PA              0             AS PROVIDED       TX EAST TRAN       TX EAST TRAN   COLUMBIA GAS
               CHESTER CO., PA                                     IN SECTION 6
                                                                   OF THE
                                                                   GENERAL TERMS
                                                                   AND
                                                                   CONDITIONS OF
                                                                   PIPELINE'S
                                                                   FERC GAS
                                                                   TARIFF

11. 75577      COLUMBIA GAS- PENNSBURG, PA,          0             AS PROVIDED       TX EAST TRAN       TX EAST TRAN   COLUMBIA GAS
               BUCKS CO., PA                                       IN SECTION 6
                                                                   OF THE
                                                                   GENERAL TERMS
                                                                   AND
                                                                   CONDITIONS OF
                                                                   PIPELINE'S
                                                                   FERC GAS
                                                                   TARIFF

                                                             Contract #: 800239R

                               UGI UTILITIES, INC.

* Confirming Party

provided, however, that Pipeline is not obligated to deliver under Rate Schedules FT-1, CDS and FTS-5 on any one day an aggregate of more than 88,418 dth per day to points of delivery 70011, 70069, 70070 and 71528 during the period November 16 through April 15, and further provided, that during this time period Pipeline is not obligated to deliver under Rate Schedules FT-1, CDS and FTS-5 on any one day an aggregate of more than 94,904 dth to points of delivery 70321, 70322, 70486, 70519, 71461 and 72571;

provided, however, that until changed by a subsequent agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations under this and all other Service Agreements existing between Pipeline and Customer shall in no event exceed the following:

                  Point of              Aggregate Maximum Daily
                  Delivery                Delivery Obligation
                  --------                -------------------

                  No. 1                       5,190 dth

                  No. 2                      49,000 dth

                  No. 3                      17,200 dth

                  No. 4                      53,000 dth

                  No. 5                      17,000 dth

                  No. 6                       6,500 dth

                  No. 7                      65,880 dth

                  No. 8                       7,186 dth

                  No. 9                       5,190 dth

                  No. 10                     68,785 dth

Further, pursuant to Section 14. 9 of the General Terms and Conditions of Pipeline's FERC Gas Tariff Sixth Revised Volume No. 1, Customer has been allocated firm capacity at the Points of Delivery as shown below for deliveries under Rate Schedules CDS, FT-1, SCT, and/or SS-1 at such pressure available in Pipeline's facilities at the point of delivery, subject to receipt of such quantities being acceptable to the Owner and Operator of the Point of Delivery:

                                                             Contract #: 800239R

                               UGI UTILITIES, INC.

                                                 Section 14.9
                                                     Firm
    Point of                                       Capacity          Measurement
    Delivery          Description                   (dth/d)        Responsibilities       Owner           Operator
    --------          -----------                   -------        ----------------       -----           --------

1.  70011      COLUMBIA GAS (MFGRS.) -               85,635        TX EAST TRAN      TX EAST TRAN       COLUMBIA GAS
               EAGLE, PA CHESTER CO., PA        4/1/97- 10/31/97
                                                     49,635
                                                11/l/97-10/31/98

2.  70069      UGI UTILITIES - COLUMBIA,             12,700        TX EAST TRAN      TX EAST TRAN       UGI UTILITIES
               PA LANCASTER CO. PA

3.  70070      UGI UTILITIES - COLUMBIA,             31,328        TX EAST TRAN      TX EAST TRAN       UGI UTILITIES
               PA LANCASTER, PA LANCASTER
               CO., PA

4.  70321      UGI UTILITIES - LEBANON,               1,253        TX EAST TRAN      TX EAST TRAN       UGI UTILITIES
               PA LEBANON CO., PA

5.  70486      UGI UTILITIES -                        3,670        TX EAST TRAN      TX EAST TRAN       UGI UTILITIES
               WOMELSDORF, PA BERKS CO.,
               PA

6.  71438      DAUPHIN CO. GAS -                      2,580        TX EAST TRAN      TX EAST TRAN       PENN FUEL
               ANNVILLE, LEBANON CO, PA

7.  71461      UGI UTILITIES - RICH HILL,               840        TX EAST TRAN      COLUMBIA GAS       COLUMBIA GAS
               BUCKS CO., PA

8.  72571      UGI UTILITIES - BERKS,                13,984        TX EAST TRAN      COLUMBIA GAS       COLUMBIA GA
               CO., PA

9   75577      UGI UTILITIES - PENNSBURG,            75,440        TX EAST TRAN      COLUMBIA GAS       COLUMBIA GAS
               PA BUCKS CO., PA

                                                             Contract #: 800239R

                               UGI UTILITIES, INC.















SIGNED FOR IDENTIFICATION

PIPELINE:
           ---------------------------------

CUSTOMER:
           ---------------------------------

SUPERSEDES EXHIBIT B DATED:
                             ---------------

                                                             Contract #: 800239R

     EXHIBIT C ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
         DATED 2/23/99, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE") AND
                UGI UTILITIES, INC. ("CUSTOMER"), DATED 2/23/99:

                          ZONE BOUNDARY ENTRY QUANTITY
                                      Dth/D

                                       To


============================================================================================================================
  FROM     STX   ETX    WLA    ELA    M1-24    M1-30    M1-TXG    M1-TGC    M2-24   M2-30    M2-TXG    M2-TGC    M2       M3
----------------------------------------------------------------------------------------------------------------------------
STX                                                                  709
----------------------------------------------------------------------------------------------------------------------------
ETX                                    3013               1073
----------------------------------------------------------------------------------------------------------------------------
WLA                                                        326       709
----------------------------------------------------------------------------------------------------------------------------
ELA                                            19576
----------------------------------------------------------------------------------------------------------------------------
M1-24                                                                       3013
----------------------------------------------------------------------------------------------------------------------------
M1-30                                                                               19576
----------------------------------------------------------------------------------------------------------------------------
M1-TXG                                                                                         1399
----------------------------------------------------------------------------------------------------------------------------
M1-TGC                                                                                                   1418
----------------------------------------------------------------------------------------------------------------------------
M2-24
----------------------------------------------------------------------------------------------------------------------------
M2-30
----------------------------------------------------------------------------------------------------------------------------
M2-TXG
----------------------------------------------------------------------------------------------------------------------------
M2-TGC
----------------------------------------------------------------------------------------------------------------------------
M2                                                                                                                     25000
----------------------------------------------------------------------------------------------------------------------------
M3
============================================================================================================================

                                                             Contract #: 800239R

                               UGI UTILITIES, INC.

                           ZONE BOUNDARY EXIT QUANTITY
                                      Dth/D

                                       To

============================================================================================================================
  FROM     STX   ETX    WLA    ELA    M1-24    M1-30    M1-TXG    M1-TGC    M2-24   M2-30    M2-TXG    M2-TGC    M2       M3
----------------------------------------------------------------------------------------------------------------------------
STX
----------------------------------------------------------------------------------------------------------------------------
ETX
----------------------------------------------------------------------------------------------------------------------------
WLA
----------------------------------------------------------------------------------------------------------------------------
ELA
----------------------------------------------------------------------------------------------------------------------------
M1-24                                                                        3013
----------------------------------------------------------------------------------------------------------------------------
M1-30                                                                               19576
----------------------------------------------------------------------------------------------------------------------------
M1-TXG                                                                                         1399
----------------------------------------------------------------------------------------------------------------------------
M1-TGC                                                                                                   1418
----------------------------------------------------------------------------------------------------------------------------
M2-24
----------------------------------------------------------------------------------------------------------------------------
M2-30
----------------------------------------------------------------------------------------------------------------------------
M2-TXG
----------------------------------------------------------------------------------------------------------------------------
M2-TGC
----------------------------------------------------------------------------------------------------------------------------
M2                                                                                                                     25000
----------------------------------------------------------------------------------------------------------------------------
M3
============================================================================================================================



SIGNED FOR IDENTIFICATION:

PIPELINE:
           ---------------------------------

CUSTOMER:
           ---------------------------------

SUPERCEDES EXHIBIT C DATED
                            ----------------



                                       C-2